Exhibit 99.3

Inhibikase Therapeutics Announces Appointment of David McIntyre

as Chief Financial Officer

April 14, 2025 — Inhibikase Therapeutics, Inc. (Nasdaq: IKT) (“Inhibikase” or “Company”), a clinical-stage pharmaceutical company innovating small molecule kinase inhibitor therapeutics to treat pulmonary arterial hypertension (“PAH”), today announced the appointment of David McIntyre as Chief Financial Officer, effective April 14, 2025.

“David has extensive experience in financial strategy and corporate governance, as well as an established reputation within the life sciences capital markets sector, and we are thrilled to welcome him as our new Chief Financial Officer,” said Mark Iwicki, Chief Executive Officer of Inhibikase Therapeutics. “We look forward to leveraging his expertise as we continue to advance IkT-001 for PAH patients.”

Mr. McIntyre has over two decades of executive experience in the life sciences sector, having held numerous C-suite level roles at both public and private biotech and medical device companies, including Anthos Therapeutics, Inc., HeartWare® International, Inc., AVITA Medical, Inc., Tessa Therapeutics, Inc., and Braeburn, Inc. In addition to his executive leadership roles, Mr. McIntyre spent nearly a decade as a Partner at Apple Tree Partners, a multi-billion-dollar life sciences venture capital and growth equity fund. Prior to entering the life sciences industry, he practiced as a senior attorney at Baker McKenzie and KPMG, specializing in mergers and acquisitions, initial public offerings, and corporate law. He also held senior finance positions at multinational corporations and high-growth companies, including Rio Tinto.

Mr. McIntyre holds a Bachelor of Economics (Accounting) from the University of Sydney, a Bachelor of Laws from the University of Technology, Sydney, and a Master of Business Administration from Duke University’s Fuqua School of Business, where he was recognized as a Fuqua Scholar. He is also a Certified Practicing Accountant and is admitted as a legal practitioner of the Supreme Court of New South Wales and the High Court of Australia.

About Inhibikase (www.inhibikase.com)

Inhibikase Therapeutics, Inc. (Nasdaq: IKT) is a clinical-stage pharmaceutical company developing Abelson Tyrosine Kinase inhibitor therapeutics for Cardiopulmonary disease. Inhibikase’s cardiopulmonary disease portfolio is led by IkT-001, a prodrug of imatinib mesylate, for PAH. Inhibikase is headquartered in Atlanta, Georgia with offices in Lexington, Massachusetts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the initiation of the Company’s continued progression of IkT- 001 in PAH, the Company’s future activities, or future events or conditions; and expectations regarding the anticipated contribution of Mr. McIntyre to our operations and progress. These forward-looking statements are based on Inhibikase’s current expectations and assumptions. Such statements are subject to certain risks and uncertainties, which could cause Inhibikase’s actual results to differ materially from those anticipated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to commence and execute a Phase 2b ‘702’ trial to evaluate IkT-001 as a treatment for PAH, as well as such other factors that are included in our periodic reports on Form 10-K and Form 10-Q that we file with the U.S. Securities and Exchange Commission. Any forward-looking statement in this release speaks only as of the date of this release. Inhibikase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts:

Investor Relations:

Michael Moyer

LifeSci Advisors

mmoyer@lifesciadvisors.com